                                                                 Exhibit (h)(17)

                              AMENDED APPENDIX A
                              ------------------

EXCELSIOR FUNDS, INC.

            Pursuant to the terms and conditions set forth in the attached Shareholder Servicing Agreement, the Organization will receive the fees set forth below in consideration for the services described in Section 2 of said Agreement and the incurring of expenses in connection therewith, such fees (calculated pursuant to Section 3.1 of said Agreement) to be paid in arrears periodically (but in no event less frequently than semi-annually):

     -----------------------------------------------------------------------
      FUND                                                      Shareholder
                                                                 Servicing
                                                                    Fee
     -----------------------------------------------------------------------
      Money Fund
            Shares                                                 40 BP
            Institutional Shares                                   15 BP
      Government Money Fund
            Shares                                                 40 BP
            Institutional Shares                                   15 BP
      Treasury Money Fund
            Shares                                                 40 BP
            Institutional Shares                                   15 BP
     -----------------------------------------------------------------------
      Short-Term Government Securities Fund
            Shares                                                 40 BP
            Institutional Shares                                   15 BP
      Intermediate-Term Management Income Fund
            Shares                                                 40 BP
            Institutional Shares                                   15 BP
            Advisor Shares                                         25 BP
      Managed Income Fund
            Shares                                                 40 BP
            Institutional Shares                                   15 BP
     -----------------------------------------------------------------------

                                     -11-
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         ------------------------------------------------------
          FUND                                    Shareholder
                                                   Servicing
                                                      Fee
         ------------------------------------------------------
          Blended Equity Fund
                 Shares                              40 BP
                 Institutional Shares                15 BP
                 Advisor Shares                      25 BP
          Energy and Natural Resources Fund
                 Shares                              40 BP
                 Institutional Shares                15 BP
          Value and Restructuring Fund
                 Shares                              40 BP
                 Institutional Shares                15 BP
                 Advisor Shares                      25 BP
          Small Cap Fund
                 Shares                              40 BP
                 Institutional Shares                15 BP
          Large Cap Growth Fund
                 Shares                              40 BP
                 Advisor Shares                      25 BP
          Real Estate Fund
                 Shares                              40 BP
          International Fund
                 Shares                              40 BP
                 Institutional Shares                15 BP
          Latin America Fund
                 Shares                              40 BP
                 Institutional Shares                15 BP
          Pacific/Asia Fund
                 Shares                              40 BP
                 Institutional Shares                15 BP
          Pan European Fund
                 Shares                              40 BP
                 Institutional Shares                15 BP
          Emerging Markets Fund
                 Shares                              40 BP
          Technology Fund
                 Shares                              25 BP
          Biotechnology Fund
                 Shares                              40 BP
         ------------------------------------------------------

                                     -12-